LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW DIVERSIFIED LARGE CAP VALUE FUND

SUPPLEMENT DATED JULY 1, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED JANUARY 31, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 31, 2012, as supplemented on May 31, 2012 and July 1, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated January 31, 2012, as supplemented on May 31, 2012 and July 1, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

The following replaces footnote 4 to the fee table contained in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus.

4	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.30%, 2.05%, 1.30%, 1.55%, 2.05%, 0.95% and 0.85% for Class A, C, FI, R, R1, I and IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.10%, 1.85%, 1.10%, 1.35% and 0.85% for Class A, C, FI, R and I shares, respectively. These arrangements are expected to continue until December 31, 2013 but may be terminated at any time by the manager. The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

The following replaces the information contained in the section titled “More on fund management – Expense limitations” in the fund’s Prospectus and amends any information to the contrary in the section titled “THE FUND’S ADVISER AND MANAGER” in the fund’s SAI.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.30%, 2.05% ,1.30%, 1.55%, 2.05%, 0.95% and 0.85% for Class A, C, FI, R, R1, I and IS shares, respectively. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.10%, 1.85%, 1.10%, 1.35% and 0.85% for Class A, C, FI, R and I shares, respectively. These arrangements are expected to continue until December 31, 2013 but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other limit then in effect.

LMFX014781

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